SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
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                                 FORM 8-K
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                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 20, 2006

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                       URSTADT BIDDLE PROPERTIES INC.
             (Exact Name of Registrant as Specified in Charter)
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STATE OF MARYLAND                      1-12803                    04-2458042
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(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
   of Incorporation)                                         Identification No.)


321 Railroad Avenue, Greenwich, CT                                  06830
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (203) 863-8200
               (Registrant's telephone number, including area code)

                                        N/A
           (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01         Other Event


         On March 20, 2006 Urstadt Biddle Properties Inc. (the "Registrant") issued a press release announcing the acquisition of three retail properties located in Pelham Manor, New York and Flushing, New York for a purchase price of $16.6 million, excluding closing costs. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01         Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

    Press release dated March 20, 2006 is filed as Exhibit 99.1.






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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 23, 2006          URSTADT BIDDLE PROPERTIES INC.
                                (Registrant)

                                By:      /s/ James R. Moore
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                                Name:    James R. Moore
                                Title:   Executive Vice President &
                                         Chief Financial Officer




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                                EXHIBIT INDEX

Number     Exhibit
99.1       Press Release dated March 20, 2006